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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                September 9, 2005
                ________________________________________________
                Date of Report (Date of earliest event reported)

                            ENCORE CLEAN ENERGY, INC.
              _____________________________________________________
             (Exact name of registrant as specified in its charter)

          DELAWARE                    000-26047                   65-0609891
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(State or other jurisdiction      (Commission File              (IRS Employer
      of incorporation)                Number)               Identification No.)

               Suite 610, 375 Water Street
                  Vancouver, BC Canada                           V6B 5C6
       ______________________________________________________________________
        (Address of principal executive offices)                (Zip Code)

                           (604) 215-2500 Registrant's
                      _____________________________________
                      telephone number, including area code


                                 Not Applicable
          ____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS


     ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


On September 9, 2005 the Company entered into a Development and License Agreement effective as of September 6, 2005 (the "Agreement") with ISE
Corporation ("ISE"), under which ISE will use its best-efforts to build prototype units of the Magnetic Piston (also known as "Pellet") Generator ("MPG") technology for use as the prime mover/electric generator in hybrid-electric Heavy Duty Motor Vehicles (weighing over 8,500 pounds, including but not limited to mass-transit buses, school buses, garbage trucks and delivery trucks).

ISE Corporation, based in Poway, California, is a leading supplier of hybrid drive systems and components for heavy-duty vehicles such as buses, trucks, trams, airport equipment, and military vehicles. ISE is a leader in electric, hybrid-electric, and fuel cell technologies, and the preferred U.S. distributor for Siemens ELFA electric and hybrid-electric drive components.

Under the Agreement, in consideration of Encore funding and ISE developing the MPG for heavy duty hybrid vehicle applications, ISE is assigning to Encore all of the patent rights to all of the design improvements that ISE develops for the MPG. In turn, Encore is granting to ISE an exclusive territorial license to make, use and sell the MPG in the US & Canada in the field of use of Heavy Duty Motor Vehicles.

The initial phase of ISE's development effort is estimated to cost over $260,000. Encore will pay for this effort in two installments of $100,000 each payable within the next 60 and 120 days respectively and the final installment for the first phase effort within the next 180 days. If the parties agree that the first phase has been successful, then ISE will proceed with the second, fully functional MPG demonstration product phase of the development. Encore will also fund this second phase, currently estimated to require an investment of over $600,000. If Encore fails to provide this development funding, ISE may stop the development process but will retain its license to the technology.

Under this exclusive territorial License: (a) ISE pays Encore a royalty for MPG units built or sold by ISE; (b) if ISE manufacturers MPG units, then Encore has right to buy MPG units from ISE at cost plus pricing; and (c) if Encore manufactures MPG units, then ISE has right to buy MPG units from Encore at the same cost plus pricing.

Except for the field of use of heavy duty vehicles in the US & Canada which is being licensed exclusively to ISE, Encore shall maintain ownership of the MPG technology, including the exclusive right to sub-license the MPG patents to make, use and sell MPG units in all other territories around the world and in all other fields of use, including but not limited to heavy duty vehicles, passenger and light truck motor vehicles, motorcycles and solar thermal, geothermal, compressed air, combustion heat and industrial waste heat recovered electric power generation applications.

This foregoing is a summary of the Agreement. The full text of the agreement is attached hereto as Exhibit 10.1.

This Agreement was approved by the unanimous vote of the Board of Directors who deemed it to be in the best interests of Encore to enter into this Agreement with ISE.


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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

     ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits
     Exhibit
      Number        Description of Exhibit
________________  ______________________________________________________________

       10.1         Development and Licensing Agreement - September 6, 2005


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                              ENCORE CLEAN ENERGY, INC.

Date:  September 14, 2005
                                              By: /s/ Daniel Hunter
                                              ---------------------------------
                                                      Daniel Hunter
                                               Chief Executive Officer and Chief
                                               Financial Officer




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